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                                                                   Exhibit 1.01
                                                              Draft of 10/25/96

                                4,530,000 SHARES

                        EDUCATION MANAGEMENT CORPORATION

                         COMMON STOCK ($.01 PAR VALUE)


                             UNDERWRITING AGREEMENT

                                                               ___________, 1996


CS FIRST BOSTON CORPORATION
SMITH BARNEY INC.
THE CHICAGO CORPORATION
  As Representatives of the Several Underwriters,
    c/o CS First Boston Corporation,
         Park Avenue Plaza,
         New York, N.Y. 10055


Dear Sirs:

         1. Introductory. Education Management Corporation, a Pennsylvania corporation ("Company"), proposes to issue and sell 3,230,000 shares of its common stock, $.01 par value ("Securities"), and the shareholders listed in Schedule A hereto ("Selling Shareholders") propose severally to sell an aggregate of 1,300,000 shares of the Securities (such 4,530,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the several Underwriters named in Schedule B hereto ("Underwriters"), at the option of the Underwriters, an aggregate of not more than 142,209 additional shares of the Securities, and the Selling Shareholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 401,391 additional shares of the Securities, as set forth below (such 543,600 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively referred to as the "Offered Securities". The Company and the Selling Shareholders hereby agree with the Underwriters as follows:

         2. Representations and Warranties of the Company and the Selling Shareholders.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

              (i) A registration statement (No. 333-10385) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either
         (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and,
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         if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial
         Registration Statement".   The additional registration statement, as
         amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the best knowledge of the Company, threatened by the Commission.

             (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of

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         the Act and the rules and regulations of the Commission ("Rules and
         Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) on the Effective Date of the Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c).

            (iii) The Company has been duly incorporated and is a validly subsisting corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

             (iv) Exhibit 1 hereto sets forth all subsidiaries of the Company which are, individually or on a consolidated basis, material to the operations of the Company and its subsidiaries and the conduct of their respective businesses (collectively, "Material Subsidiaries"). Each such subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each such subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary is owned by the Company, directly or through one or more of the Company's other subsidiaries, free and clear of any mortgage, pledge, lien, security interest,


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         claim, encumbrance or defect of any kind, except for shares of the capital stock of certain of the Company's subsidiaries which have been pledged as collateral pursuant to the Company's Amended and Restated Credit Agreement dated March 16, 1995, as amended (the "Revolving Credit Agreement"); and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock, any additional capital stock or any other securities of any such subsidiary.

              (v) The Offered Securities have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and no further approval or authorization of the shareholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement; on each Closing Date (as defined below), all other outstanding shares of capital stock of the Company will be duly authorized, validly issued, fully paid and nonassessable and will have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding capital stock of the Company on each Closing Date will conform to the descriptions thereof contained in the Prospectus under the captions "Capitalization" and "Description of Capital Stock"; and on each Closing Date the shareholders of the Company will have no preemptive or similar rights with respect to the Offered Securities or any other securities of the Company.

             (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

            (vii) Except as disclosed in the Prospectus, on each Closing Date there will be no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

           (viii) The Offered Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

             (ix) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental, regulatory or accrediting agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities or for the consummation by the Company of the other transactions contemplated by this Agreement or the Prospectus, including, without limitation, the transactions described in the Prospectus under the captions "The Transactions" and "Use of Proceeds", except such as have been obtained and made under the Act and such as may be required under state securities laws.

              (x) The execution, delivery and performance by the Company of this Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions" and the consummation by the Company of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on the part





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         of the Company and, to the extent required, its shareholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Material Subsidiaries (including any individual institution within such entity) under, (A) the charter, by-laws or other organizational documents of the Company or any such subsidiary,
         (B) any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such subsidiary or any of their properties, assets or operations, including, without limitation, The Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "HEA"), or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect. The issuance and sale of the Offered Securities or consummation of the other transactions contemplated by this Agreement or the Prospectus will not constitute a change in ownership resulting in a "change of control" of the Company as defined in the HEA.

             (xi) This Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions" have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that
         (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and
         (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

            (xii) The Company and its Material Subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free and clear of any mortgage, pledge, lien, security interest, claim or other encumbrance or defect that would, individually or in the aggregate, materially interfere with the use made or to be made thereof by them, or have a Material Adverse Effect; the Company and its Material Subsidiaries hold all their material leased real or personal properties under valid, subsisting and enforceable leases or subleases with no exceptions that would materially interfere with the use made or to be made thereof by them; neither the Company nor any Material Subsidiary is in default under any such lease or sublease, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Company, no claim of any sort has been asserted in writing by anyone adverse to the rights of the Company or any such subsidiary under any such lease or sublease or affecting or questioning the right of such entity to the continued possession of the leased or subleased properties under any such lease or sublease.

           (xiii) Except as disclosed in the Prospectus, the Company and its Material Subsidiaries (including any individual institution within such entity) possess all accreditations, approvals, authorizations, certificates, permits and licenses (collectively, "Licenses") issued by appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for participation in federal aid programs under Title IV of the HEA ("Title IV Programs"), as are necessary to own, lease or operate their properties





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         and to conduct the business now operated by them and all such Licenses are in full force and effect, except where the failure to possess such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its Material Subsidiaries are in substantial compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus; and neither the Company nor any of its Material Subsidiaries has received written notice of any proceedings, investigations or inquiries (or has knowledge of any facts that could form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License, except where any such noncompliance, revocation, modification, termination or suspension would not, individually or in the aggregate, have a Material Adverse Effect.

            (xiv) No labor dispute with the employees of the Company or any Material Subsidiary exists or, to the knowledge of the Company, is imminent that would, individually or in the aggregate, have a Material Adverse Effect.

             (xv) The Company and its Material Subsidiaries own or have obtained valid licenses for all trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, confidential information and any other intellectual property described in the Prospectus as being owned, licensed or used by the Company or any of its Material Subsidiaries or that are necessary for the conduct of the businesses (collectively, "Intellectual Property"), except where the failure to own or obtain any such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and the Company has no knowledge of any written claim to the contrary or any challenge in writing by any third party with respect to the rights of the Company or any such subsidiaries in any such Intellectual Property or to the validity or scope of any such Intellectual Property and neither the Company nor any of its subsidiaries has any written claim against a third party with respect to the infringement by such third party to any such Intellectual Property that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have a good faith belief in the distinctiveness and enforceability of all trademarks, service marks and trade names comprising the Intellectual Property.

            (xvi) The Company and its Material Subsidiaries are in compliance with all applicable federal, state and local environmental laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety, and to the protection and clean-up of the natural environment including, without limitation, those relating to the production, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"), except where noncompliance would not, individually or in the aggregate, have a Material Adverse Effect, and the Company has no knowledge of any matters that could interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws. To the knowledge of the Company, neither the Company nor any of its Material Subsidiaries is the subject of any federal, state or local investigation, and neither the Company nor any such subsidiaries has received any written notice or claim (or has knowledge of any facts that could form a reasonable basis for any such claim), or entered into any negotiations or agreements with any third party relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending or, to the knowledge of the Company, threatened in writing actions, suits or proceedings against or affecting the Company, any of its Material Subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.





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           (xvii)         Except as disclosed in the Prospectus, there are no
         pending actions, suits, proceedings or investigations against or affecting the Company or any of its Material Subsidiaries (including any individual institution within such entity) or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Material Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits, proceedings or investigations are, to the knowledge of the Company, threatened.

          (xviii)         The audited financial statements and related
         schedules and notes included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis, and, to the knowledge of the Company, comply with the requirements of the Act and the Rules and Regulations. The financial information and statistical data set forth in the Prospectus under the captions "Summary Consolidated Financial and Other Data", "Capitalization" and "Selected Consolidated Financial and Other Data" present fairly the information shown therein and, with the exception of any pro forma information, have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statements. The pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the pro forma basis described therein. In the opinion of the Company, the assumptions used therefor provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

            (xix) Since the dates as of which information is given in each Registration Statement and the Prospectus, (A) neither the Company nor any of its Material Subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of the Company; (B) except as described in the Prospectus, there has been no material change in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (C) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries taken as a whole.

             (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds therefrom as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (xxi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.





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           (xxii)         Except as described in the Prospectus, there are no
         outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue any such capital stock, convertible or exchangeable securities or obligations, or warrants, rights or obligations.

          (xxiii)         Each "employee benefit plan" within the meaning of
         the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any subsidiary of the Company participate or as to which the Company or any such subsidiary has any liability (the "ERISA Plans") is in substantial compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). Neither the Company nor any subsidiary of the Company has any liability, whether or not contingent, with respect to the ERISA Plans or otherwise under Title IV of ERISA, nor does the Company have knowledge of any facts that could form a reasonable basis for any such liability. Neither the Company nor any subsidiary of the Company has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits. The descriptions of the Company's stock arrangements set forth in the Prospectus are accurate and complete in all material respects.

           (xxiv) The Company's Employee Stock Ownership Plan and Trust (the "ESOP") constitutes an "employee stock ownership plan" as defined in Section 4957(e)(7) of the Code and Section 407(d)(6) of ERISA. All loans to the trust created pursuant to the ESOP (the "ESOP Trust") and each pledge of shares of the Securities by the ESOP Trust in connection with the ESOP has satisfied and continues to satisfy the requirements of Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA, and has not and will not subject the Company or any subsidiary to a tax imposed under Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA. The Securities satisfy the definition of a "qualifying employer security" within the meaning of Section 4975(e)(8) of the Code and Section 407(d)(5) of ERISA. Sales of shares of Securities to the ESOP Trust have satisfied and continue to satisfy the requirements of Section 4975(d)(13) of the Code and Section 408(e) of ERISA, and such sales have not and will not subject the Company nor any subsidiary to a tax imposed under Section 4975 of the Code of a civil penalty assessed under Section 502(i) of ERISA. None of the transactions involving the ESOP described in the Prospectus under the captions "The Transactions" or "Certain Transactions" constitute or will constitute a violation of, or result or will result in liability under, ERISA or the Code (including, without limitation, any tax under Section 4975 or Section 4978B of the
         Code).

            (xxv) The Company and its subsidiaries have filed on a timely basis all federal, state and local tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no tax deficiency asserted and the Company has no knowledge of any facts that could form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.

           (xxvi) The Company and its subsidiaries maintain a system of internal accounting controls sufficient in all material respects for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

          (xxvii)         Neither the Company nor any of its Material
         Subsidiaries (including any individual institution within such entity) is in violation of (A) its charter, by-laws or other organizational documents or (B) any statute, any rule, regulation, requirement, order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such subsidiary, except for any such violations which would not, individually or in the aggregate, have a Material Adverse Effect; and no event of default or event which with the giving of notice or the lapse of time or both, could constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement or the Prospectus, including, without limitation, the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus and consummation of the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions", will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements that are not described or filed as required.

         (xxviii)         The Company and its subsidiaries carry or are
         entitled to the benefits of insurance in such amounts and covering such risks as are generally maintained by companies of established repute engaged in the same or a similar business, and all such insurance is in full force and effect.

           (xxix) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

         (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

              (i) Such Selling Shareholder on each Closing Date will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date and has full right, power and authority to enter into this Agreement and the Custody Agreement (the "Custody Agreement") and Irrevocable Power of Attorney (the "Power of Attorney") entered into by such Selling Shareholder in connection with the transactions contemplated hereby and will have full right, power and authority to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

             (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus does not include, or will not include, any untrue statement of a material fact or does not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
         Agreement: on the Effective Date of the Initial Registration Statement, neither the Initial Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply to each Selling Shareholder only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based upon written information furnished to the Company or its representatives by or on behalf of such Selling Shareholder specifically for use therein.

            (iii) This Agreement, the Custody Agreement and Power of Attorney and, to the extent applicable to such Selling Shareholder, the agreements, documents or instruments entered into by such Selling Shareholder in connection with the transactions described in the Prospectus under the caption "The Transactions" have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitute the legal, valid and binding obligations of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their respective terms, except to the extent that
         (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and
         (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

             (iv) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney by such Selling Shareholder in connection with the sale of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement or the Prospectus, including, without limitation, the consummation by such Selling Shareholder, to the extent applicable, of the transactions described in the Prospectus under the caption "The Transactions", except such as have been obtained and made under the Act and such as may be required under state securities laws.

              (v) The execution, delivery and performance by such Selling Shareholder of this Agreement, the Custody Agreement and Power of Attorney and, to the extent applicable to such Selling Shareholder, the agreements, documents or instruments entered into by such Selling Shareholder in connection with the transactions described in the Prospectus under the caption "The Transactions", the sale of the Offered Securities being sold by such Selling Shareholder and the consummation by such Selling Shareholder of any of the other transactions herein or therein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder under (A) the charter, by-laws or other organizational documents of such Selling Shareholder, (B) any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court having jurisdiction over such Selling Shareholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties, assets or operations of such Selling Shareholder is subject, except, in the case of clauses (B) and (C), for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which could not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney or perform such Selling Shareholder's obligations hereunder or thereunder.

             (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any third party that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney.

            (vii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $[_____] per share, that number of Firm Securities (rounded up or down, as determined by CS First Boston Corporation ("CS First Boston") in its discretion, in order to avoid fractions) obtained by multiplying [_________] Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form representing securities convertible into or exercisable for (upon the consummation of the Articles Amendment and, as the case may be, the Warrant Exercise, both as described in the Prospectus under the caption "The Transactions") the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements with the Company, as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law.

         The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by wire transfers to a bank (or banks) acceptable to CS First Boston in Federal Reserve (same day) funds to an account of the Company in the case of 3,230,000 shares of Firm Securities and to an account of the Custodian in the case of 1,300,000 shares of Firm Securities, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, at 10:00 A.M., New York time, on _____________, 1996, or at such other time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to the First Closing Date and will be made available for checking and packaging at the office of CS First Boston, Park Avenue Plaza, New York, New York 10055 at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CS First Boston given to the Company and the Selling Shareholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is 142,209 in the case of the Company and the number of shares set forth opposite the names of such Selling Shareholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" in the case of the Selling Shareholders and the denominator of which is the total number of Optional Securities (subject to adjustment by CS First Boston to eliminate fractions). Such Optional Securities shall be purchased from the Company and each Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company and the Selling Shareholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the Underwriters, against payment of the purchase price by wire transfer to a bank (or banks) acceptable to CS First Boston in Federal Reserve (same day) funds to an account of the Company in the case of _______ Optional Securities and to an account of the Custodian in the case of ________ Optional Securities, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CS First Boston, Park Avenue Plaza, New York, New York 10055 at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         It is further understood that up to an aggregate of 225,000 Firm Securities will be reserved for offering and sale to employees of the Company and other persons identified by the Company who have heretofore delivered to CS First Boston Corporation, in a timely manner and in form satisfactory to CS First Boston Corporation, written indications of interest to purchase such Firm Securities. Up to 175,000 of such shares may be purchased by employees at the initial public offering price less underwriting discounts and commissions. The Company shall reimburse the Underwriters for the underwriting discounts and commissions on such sales. Any other sales to employees or sales to other persons identified by the Company will be at the initial public offering price. Under no circumstances shall the Representatives or any Underwriter be liable to the Company, any of its subsidiaries or any such persons for any action taken or omitted in good faith in connection with such offering and sale to such persons. Any Firm Securities not purchased by such persons at the First Closing Date will be offered to the public by the Underwriters as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders and, with respect to clauses (l), (m) and (n) below, the Selling Shareholders agree with the Company and the several Underwriters that:

                 (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

                 (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial registration statement or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's prior consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs or a condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                 (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits and a signed accountant's report of Arthur Andersen LLP), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                 (f) The Company will, in cooperation with CS First Boston and counsel for the Underwriters, arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution; provided, that the Company shall not be required to file a general consent to service of process or qualify to do business in any jurisdiction in which it is not so qualified.

                 (g) During the period ending on the fifth anniversary hereof, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, (i) as soon as practicable after the end of each of its fiscal years, a copy of its annual report to shareholders for such year, (ii) as soon as available, a copy of each report and definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to shareholders and (iii) from time to time, such other information concerning the Company as CS First Boston may reasonably request.

                 (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file or cause to be filed with the Commission a registration statement under the Act relating to, any shares of Securities or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston.

                 (i) The Company will use its best efforts to cause its officers, directors and shareholders (other than the Selling Shareholders) of the Company who beneficially own an aggregate of [________________] outstanding shares (or _____%) of the Securities
         and vested options to purchase an additional [           ] shares of
         the Securities to agree that each such holder will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or cause to be filed with the Commission a registration statement under the Act relating to, any shares of the Securities or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CS First Boston, for a period of 180 days after the date of the initial public offering of the Offered Securities.

                 (j) The Company will apply the net proceeds from the sale of the Offered Securities sold by it in the manner set forth in the Prospectus under the caption "Use of Proceeds".

                 (k) The Company will pay all expenses incident to the performance of the obligations of the Company and each Selling Shareholder under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates in accordance with clause (f) and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in printing and distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) or related documents. Each Selling Shareholder will reimburse the Underwriters (if and to the extent incurred by them) for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters.

                 (l) Each Selling Shareholder agrees to deliver to CS First Boston (Attention: Transactions Advisory Group) on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 (m) Each Selling Shareholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or cause to be filed with the Commission a registration statement under the Act relating to any shares of the Securities of the Company or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CS First Boston.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

                 (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to be filed shortly prior to such Effective Time), of Arthur Anderson LLP confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations and stating to the effect that:

                      (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                    (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the shareholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A) the unaudited financial statements
                          included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                  (B) the information set forth in the
                          Prospectus under the captions "Summary Consolidated Financial and Other Data" and "Selected Consolidated Financial and Other Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements included in the Registration Statements and the Prospectus;

                                  (C) at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in shareholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Registration Statements and the Prospectus; or

                                  (D) for the period from the closing date of
                          the latest income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net revenues or consolidated net income, or in the total or per share amounts of consolidated net income or income from continuing operations before extraordinary item, or any increases or decreases, as the case may be, in other items specified by the Representatives;

                 except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred;

                      (iv) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma statements of earnings and balance sheet data included in the Registration Statements and the Prospectus and on the basis of the foregoing procedure and a reading of the unaudited pro forma financial statements included in the Registration Statements and the Prospectus, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the pro forma financial statements included in the Registration Statements and the Prospectus do not comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial statements or on the pro forma basis described in the notes thereto;

                      (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time; (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time; and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                 (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this

         Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be threatened by the Commission.

                 (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                 (d) The Representatives shall have received an opinion, dated such Closing Date, of Kirkpatrick & Lockhart LLP, counsel for the Company, to the effect that:

                      (i) The Company has been duly incorporated and is a validly subsisting corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                      (ii) The Offered Securities delivered on such Closing Date by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and the Offered Securities delivered on such Closing Date by the Selling Shareholders have been duly authorized, validly issued, fully paid and nonassessable; no further approval or authorization of the shareholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement; and, to the knowledge of such counsel, the shareholders of the Company have no preemptive or similar rights with respect to the Offered Securities.

                    (iii) All outstanding shares of the capital stock of the Company have been duly authorized, are validly issued, fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding shares of capital stock of the Company are as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" and
         conform to the descriptions thereof contained in the Prospectus; and the shareholders of the Company have no preemptive or similar rights with respect to any securities of the Company.

                      (iv) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities or for the consummation by the Company of the other transactions contemplated by this Agreement or the Prospectus, including, without limitation, the transactions described in the Prospectus under the captions "The Transactions" and "Use of Proceeds", except such as have been obtained and made under the Act, such as may be required under state securities laws and such as may be required under the HEA or any similar state statute.

                      (v) The execution, delivery and performance by the Company of this Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions" and the consummation by the Company of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Material Subsidiaries (including any individual institution within such entity) under, (A) the charter, by-laws or other organizational documents of the Company or any such subsidiary, (B) except as to the HEA or any similar state statute and any rules, regulations, requirements, orders or decrees related thereto as to which such counsel need express no opinion, to the knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body or any court having jurisdiction over the Company or any such subsidiary or any of their properties, assets or operations, or (C) to the knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect.

                      (vi) This Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions" have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

                    (vii) Except as disclosed in the Prospectus, there are no pending or, to the knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its Material Subsidiaries (including any individual institution within such entity) or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Material Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities.

                   (viii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds therefrom as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                      (ix) The transactions contemplated in the Prospectus under the caption "The Transactions" have been duly authorized and consummated; all consents, approvals and other authorizations required to consummate such transactions have been duly obtained; and there is no pending or, to the best knowledge of such counsel, threatened legal or governmental proceedings with respect to such transactions.

                      (x) To the knowledge of such counsel, the descriptions in the Registration Statements and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus or of any contracts or documents of a character required to be described or to be filed as exhibits to a Registration Statement or the Prospectus which, in each case, are not described and filed as required (it being understood that such counsel need express no opinion as to the portions of the Registration Statements and the Prospectus as to which Dow, Lohnes & Albertson is providing an opinion to the Underwriters).

                      (xi) The Initial Registration Statement was declared effective under the Act as of the date specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration
                 Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations. Such counsel have participated in the preparation of the Registration Statements and the Prospectus and have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in the Registration Statements or the Prospectus or the portions of the Registration Statements and the Prospectus as to which Dow, Lohnes & Albertson is providing an opinion to the Underwriters).

                 Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel are admitted to practice and the federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives and counsel to the Underwriters.

                 (e) The Representatives shall have received an opinion, dated such Closing Date, of Frederick W. Steinberg, Vice President, General Counsel and Secretary of the Company, to the effect that:

                      (i) Each of the Company's Material Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                      (ii) Each of the Company and its Material Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, other than where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

                    (iii) All of the issued and outstanding capital stock of each of the Company's Material Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through one or more of its other subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind, except for shares of the capital stock of certain of the Company's subsidiaries which have been pledged as collateral pursuant to the Revolving Credit Agreement; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock, any additional capital stock [or any other securities] of any such subsidiary.

                      (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                      (v) Except as disclosed in the Prospectus, the Company and its Material Subsidiaries (including any individual institution within such entity) possess all Licenses issued by appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for participation in Title IV Programs, as are necessary to own, lease or operate their properties and conduct the business now operated by them and all such Licenses are in full force and effect, except where the failure to possess such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Material Subsidiaries are in substantial compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus, and neither the Company nor any of its Material Subsidiaries has received notice of any proceedings, investigations or inquiries (or has knowledge of any facts that could form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License, except where any such noncompliance, revocation, modification, termination or suspension would not, individually or in the aggregate, have a Material Adverse Effect.

                      (vi) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its Material Subsidiaries (including any individual institution within such entity) or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Material Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities.

                    (vii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or
                 (C) obligations of the Company to issue any capital stock, convertible or exchangeable securities or obligations, or any warrants, rights or obligations.

                   (viii) Neither the Company nor any of its Material Subsidiaries (including any individual institution within such entity) is in violation of (A) its charter, by-laws or other organizational documents or (B) any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any of its Material Subsidiaries, except for any such violations which would not, individually or in the aggregate, have a Material Adverse Effect; and no event of default or event which with the giving of notice or the lapse of time or both, could be reasonably be expected to constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement or the Prospectus, including, without limitation, the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus and consummation of the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions", will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect.

                      (ix) Such counsel has participated in the preparation of the Registration Statements and the Prospectus and has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in the Registration Statements and the Prospectus or the portions of the Registration Statements and the Prospectus as to which Dow, Lohnes & Albertson is providing an opinion to the Underwriters).

                 Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice and the federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives and counsel for the Underwriters.

                 (f)  The Representatives shall have received an opinion, dated
         such Closing Date, of [                     ], counsel for the Selling
         Shareholders, to the effect that:

                      (i) To the best knowledge of such counsel, each Selling Shareholder has valid and unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date and has full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Shareholder on such Closing Date; and upon the delivery of and payment for the Offered Securities on such Closing Date the several Underwriters have acquired valid and unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date;

                      (ii) This Agreement, the Custody Agreement and Power of Attorney and, to the extent applicable to such Selling Shareholder, the agreements, documents or instruments entered into by such Selling Shareholder in connection with the transactions described in the Prospectus under the caption "The Transactions" have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitute the legal, valid and binding obligations of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their respective terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

                    (iii) To the best knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney in connection with the sale of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement or the Prospectus, including without limitation, the consummation by such Selling Shareholder, to the extent applicable, of the transactions contemplated in the Prospectus under the caption "The Transactions", except such as have been obtained and made under the Act and such as may be required under state securities laws.

                      (iv) The execution, delivery and performance by such Selling Shareholder of this Agreement, the Custody Agreement and Power of Attorney, and, to the extent applicable to such Selling Shareholder, the agreements, documents or instruments entered into by such Selling Shareholder in connection with the transactions described in the Prospectus under the caption "The Transactions", the sale of the Offered Securities being sold by such Selling Shareholder and the consummation by such Selling Shareholder of any of the other transactions herein or therein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder under (A) the charter, by-laws or other organizational documents of such Selling Shareholder, (B) to the best knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court having jurisdiction over such Selling Shareholder or any of its properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties, assets or operations of such Selling Shareholder is subject, except, in the case of clauses (B) and (C), for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which could not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney or perform such Selling Shareholder's obligations hereunder or thereunder.

                 (g) The Representatives shall have received from Dow, Lohnes & Albertson, special regulatory counsel to the Company, such opinion or opinions, dated as of such Closing Date, to the effect that:

                      (i) The statements contained in the Prospectus under the captions "Risk Factors -- Potential Adverse Effects of Regulation"; "Risk Factors -- Student Loan Defaults"; "Risk Factors -- Financial Responsibility Standards"; "Risk Factors -- Regulatory Consequences of a Change of Ownership or Control"; "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Regulation"; "Business -- Accreditation"; "Business -- Student Financial Assistance"; "Business -- Nature of Federal Support for Postsecondary Education"; "Business -- Availability of Lenders"; "Business -- Other Financial Aid Programs"; "Business --

                 Federal Oversight of Title IV Programs" and "Business -- State Authorization" and other references in the Prospectus to educational regulatory matters (collectively, "Regulatory Matters"), insofar as such statements constitute a summary of legal matters, documents or proceedings, are accurate and complete in all material respects.

                      (ii) Such counsel have participated in the preparation of those portions of the Registration Statements and the Prospectus relating to Regulatory Matters and have no reason to believe that the information relating to Regulatory Matters contained in any Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that any such information contained in the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (iii) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court under the HEA or any similar state statute is required for the consummation of the transactions contemplated by this Agreement by the Company in connection with the issuance and sale of the Offered Securities or for the consummation by the Company of the other transactions contemplated by this Agreement or the Prospectus, including, without limitation, the transactions described in the Prospectus under the captions "The Transactions" and "Use of Proceeds", except such as have been obtained and made under the Act and such as may be required under state securities laws.

                      (iv) To the best knowledge of such counsel, the execution, delivery and performance by the Company of this Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus under the captions "The Transactions" and "Certain Transactions" and the consummation by the Company of the transactions herein and therein contemplated do not and will not conflict with or result in a breach or violation of (A) the HEA or any similar state statute, or (B) any rule, regulation or requirement of any governmental or regulatory agency or body or any order or decree of any court having jurisdiction over the Company or any Material Subsidiary or any of their properties, assets or operations, implementing or otherwise related to the HEA or any similar state statute, except for such conflicts, breaches or violations which could not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

                      (v) The issuance and sale of the Offered Securities and the consummation of the other transactions contemplated by this Agreement or the Prospectus will not constitute a change in ownership resulting in a "change in control" as defined in the HEA.

                      (vi) To the best knowledge of such counsel, except as disclosed in the Prospectus, the Company and its subsidiaries have all necessary Licenses required for the Company and such subsidiaries to participate in Title IV Programs as described in the Registration Statements and the Prospectus.

                 (h) The Representatives shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (A) the representations and warranties of the Company in this Agreement are true and correct; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (D) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; (E) subsequent to the dates as of which information is given in the Registration Statements and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries taken as a whole; and (vi) they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, as of their respective effective or issue dates, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (j) The Representatives shall have received a letter, dated such Closing Date, of Arthur Anderson LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                 (k) The Representatives shall have received written undertakings of shareholders of the Company (other than the Selling Shareholders) who beneficially own an aggregate of [______________] shares (or ___%) of the outstanding Securities and vested options to purchase an additional [________] shares of the Securities immediately following the Offering to the effect contemplated in subsection (i) of
         Section 5 hereof unless otherwise waived or agreed to by the Representatives.

                 (l) The transactions described in the Prospectus under the caption "The Transactions" shall have been duly authorized and consummated; all consents, approvals and other authorizations required to consummate such transactions shall have been duly obtained; and there shall not be any pending or threatened legal or governmental proceedings with respect to such transactions.

                 (m) The Offered Securities shall have been approved for listing upon notice of issuance as a national market security on the Nasdaq Stock Market's National Market.

                 (n) The Representatives shall have received such other opinions, certificates, letters and other documents from or on behalf of the Company or the Selling Shareholders as the Representatives shall reasonably request.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof, only if they are reasonably satisfactory in form and substance to CS First Boston and counsel for the Underwriters. The Company and the Selling Shareholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         (b) The Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Selling Shareholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the liability of each Selling Shareholder pursuant to this Section 7(b) is limited to the proceeds received (less underwriting discounts and commissions) by such Selling Shareholder from the sale of the Offered Securities; provided further, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the legend concerning over-allotments and stabilizing on the inside front cover page and (ii) the information appearing under the caption "Underwriting" with respect to (A) the list of names of the Underwriters and the number of Offered Securities to be purchased by each Underwriter, (B) concession and discount figures and (C) discretionary sales.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the relevant indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the proceeds received (less underwriting discounts and commissions) by such Selling Shareholder from the sale of the Offered Securities exceeds the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations in this subsection (e) to contribute are several and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, and if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting
Underwriter, the Company or the Selling Shareholders, except as provided in
Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination).

As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Education Management Corporation, 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention:
[__________]; or if sent to Merrill Lynch Capital Appreciation Partnership No. IV, L.P., ML Offshore LBO Partnership No. IV, ML IBK Positions, Inc., Merrill Lynch Capital Corporation, ML Employees LBO Partnership No. I, L.P., Merrill Lynch KECALP L.P. 1986 or any of them, will be mailed, delivered or telegraphed and confirmed to James V. Caruso at 225 Liberty Street, New York, New York 10080; or if sent to National Union Fire Insurance Company of Pittsburgh, PA, will be mailed, delivered or telegraphed and confirmed to David B. Pinkerton at 200 Liberty Street, New York, New York 10287; or if sent to The Northwestern Mutual Life Insurance Company, will be mailed, delivered or telegraphed and confirmed to J. Thomas Christofferson at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action taken under this Agreement by the Representatives jointly or by CS First Boston will be binding upon all the Underwriters. The Custodian will act for the Selling Shareholders in connection with such transactions, and any action taken under or in respect of this Agreement by the Custodian will be binding upon all the Selling Shareholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   EDUCATION MANAGEMENT CORPORATION


                                   By________________________________
                                      Name:
                                      Title:


                                   SELLING SHAREHOLDERS:

                                   MERRILL LYNCH CAPITAL APPRECIATION
                                    PARTNERSHIP NO. IV, L.P.
                                   By: Merrill Lynch LBO Partners No. I, L.P.,
                                       General Partner
                                       Merrill Lynch Capital Partners, Inc.,
                                       General Partner


                                   By________________________________
                                      Name:  James V. Caruso
                                      Title: Vice President


                                   ML OFFSHORE LBO PARTNERSHIP NO. IV
                                   By: Merrill Lynch LBO Partners No. I, L.P.,
                                       Investment General Partner
                                       Merrill Lynch Capital Partners, Inc.,
                                       General Partner


                                   By________________________________
                                      Name:  James V. Caruso
                                      Title: Vice President


                                   ML IBK POSITIONS, INC.


                                   By________________________________
                                      Name:  James V. Caruso
                                      Title: Vice President


                                   MERRILL LYNCH CAPITAL CORPORATION


                                   By________________________________
                                      Name:  Jeffrey S. Martin
                                      Title: Senior Vice President

                                       ML EMPLOYEES LBO PARTNERSHIP NO. I, L.P.
                                       By: ML Employees LBO Managers, Inc.,
                                           General Partner


                                       By________________________________
                                          Name:  James V. Caruso
                                          Title: Vice President


                                       MERRILL LYNCH KECALP L.P. 1986
                                       By: KECALP Inc., General Partner


                                       By________________________________
                                          Name:  James V. Caruso
                                          Title: Vice President


                                       NATIONAL UNION FIRE INSURANCE
                                       COMPANY OF PITTSBURGH, PA


                                       By________________________________
                                          Name:  David B. Pinkerton
                                          Title: Vice President


                                       THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By________________________________
                                          Name:
                                          Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

          CS FIRST BOSTON CORPORATION
          SMITH BARNEY INC.
          THE CHICAGO CORPORATION

              Acting on behalf of themselves and as the
                 Representatives of the several
                 Underwriters.

          By CS FIRST BOSTON CORPORATION


              By________________________
                   Name:
                   Title:

                                   SCHEDULE A


                                                                 Number of         Number of
                                                                    Firm            Optional
                                                                 Securities        Securities
                    Selling Shareholder                          to be Sold        to be Sold
                    -------------------                        ---------------   ---------------
Merrill Lynch Capital Appreciation Partnership No. IV, L.P.
ML Offshore LBO Partnership No. IV
ML IBK Positions, Inc.
Merrill Lynch Capital Corporation
ML Employees LBO Partnership No. I, L.P.
Merrill Lynch KECALP L.P. 1986
National Union Fire Insurance Company of Pittsburgh, PA
The Northwestern Mutual Life Insurance Company





                                                                  -----------      ----------
       Total  . . . . . . . . . . . . . . . . . . . . . . .
                                                                  ===========      ==========

                                   SCHEDULE B


                                                                                       Number of
                                                                                    Firm Securities
                            Underwriter                                             to be Purchased
                            -----------                                             ---------------
CS First Boston Corporation . . . . . . . . . . . . . . . . . . . . . . . . .
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
The Chicago Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                                                                       -----------
       Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                       ===========

                                   EXHIBIT 1

                                  SUBSIDIARIES

 Name of Subsidiary                          Jurisdiction of Incorporation
 ------------------                          -----------------------------